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________________________________________________________________________________
________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 July 17, 1996


          Toyota Motor Credit Receivables Corporation on behalf of the
                 Toyota Auto Receivables 1996-A Grantor Trust
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         California                     333-4336              33-056836
- ----------------------------          ------------        ------------------
  (State of Incorporation)            (Commission           (I.R.S. Employer
                                      File Number)         Identification No.)



19001 South Western Avenue                                      90509
   Torrance, California                                   ------------------
- ----------------------------                                  (Zip Code)
  (Address of Principal
    Executive Offices)

       Registrant's telephone number, including area code (310) 787-1310

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

________________________________________________________________________________
________________________________________________________________________________


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         Item 5.  Other Events.

         On July 17, 1996, Toyota Motor Credit Receivables Corporation ("TMCRC"), Toyota Motor Credit Corporation ("TMCC") and Goldman, Sachs & Co., on its own behalf and as representative of the several underwriters named therein, executed that certain Underwriting Agreement (the "Underwriting Agreement") relating to the public offering of the Toyota Auto Receivables 1996-A Grantor Trust 6.30% Asset Backed Certificates, Class A and 6.50% Asset Backed Certificates Class B (the "Offered Certificates"). The Offered Certificates have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-4336).

         On July 24, 1996, TMCC and TMCRC entered into that certain Receivables Purchase Agreement (the "Receivables Purchase Agreement"), dated as of July 1, 1996, pursuant to which TMCC transferred to TMCRC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property.

         On July 24, 1996 TMCRC, TMCC and Bankers Trust Company, as trustee (the "Trustee"), entered into that certain Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of July 1, 1996, pursuant to which the Receivables, and related property, were transferred to the Trustee on behalf of the Toyota Auto Receivables 1996-A Grantor Trust and the Offered Certificates were issued.

         The Underwriting Agreement, Receivables Purchase Agreement and Pooling Agreement, in the forms in which they were executed, are being filed hereby as Exhibits 99.2, 99.3 and 99.4.





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         Item 7.  Financial Statements; Pro Forma Financial Information and
                  Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                          99.2 Underwriting Agreement dated July 17, 1996, among Toyota Motor Credit Receivables Corporation ("TMCRC"), Toyota Motor Credit Corporation ("TMCC") and Goldman, Sachs & Co., on its own behalf and as representative of the several underwriters named therein.

                          99.3 Receivables Purchase Agreement dated as of July 1, 1996, between TMCC and TMCRC.

                          99.4 Pooling and Servicing Agreement dated as of July 1, 1996, among TMCRC, TMCC and Bankers Trust Company.





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                                 Exhibit Index

Exhibit                                                                                          Page
- -------                                                                                          ----
99.2     Underwriting Agreement dated July 17, 1996, among
         Toyota Motor Credit Receivables Corporation ("TMCRC"),
         Toyota Motor Credit Corporation ("TMCC") and Goldman,
         Sachs & Co., on its own behalf and as representative of the several underwriters named therein. . . . . . . . . . . . . . . . . . . . . . . . . .

99.3     Receivables Purchase Agreement dated as of July 1, 1996,
         between TMCC and TMCRC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

99.4     Pooling and Servicing Agreement dated as of July 1, 1996,
         among TMCRC, TMCC and Bankers Trust Company . . . . . . . . . . . . . . . . . . . . .





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         Pursuant to the requirements of Section 12 of the Securities and
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 7, 1996                    TOYOTA MOTOR CREDIT RECEIVABLES
                                     CORPORATION


                                  By: /s/ LLOYD MISTELE
                                      ----------------------------
                                      Name:   Lloyd Mistele
                                      Title:  President






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